SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Definitive Proxy Statement

☒
Definitive Additional Materials

☐
Soliciting Material under § 240.14a-12

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

PIEDMONT REALTY TRUST, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box)
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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ANNUAL MEETING NOTICE

Important Notice Regarding the Availability of Proxy Materials for the Piedmont Realty Trust, Inc. Annual Meeting of Stockholders to Be Held on May 12, 2026

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The 2026 Proxy Statement and Annual Report to Stockholders for Fiscal 2025 are available at envisionreports.com/PDM.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. The items to be voted on and location of the meeting are on the reverse side.

If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed on the reverse side 10 days prior to the meeting to facilitate timely delivery.

To access the virtual meeting, you must have the login details in the white circle located above.

YOUR VOTE IS IMPORTANT

Meeting details are listed on the reverse side. All votes must be received by the end of the meeting.

TO VOTE ONLINE AND ACCESS THE MEETING DOCUMENTS Scan the QR code or go to envisionreports.com/PDM to vote your shares

ATTEND
the meeting on May 12, 2026 at 11:00 a.m. (Eastern Time).

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MEETING DETAILS

The Annual Meeting of Stockholders of Piedmont Realty Trust, Inc. will be held on May 12, 2026 at 11:00 a.m. (Eastern Time) virtually at https://meetnow.global/MYT5Y6G.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR ALL THE NOMINEES LISTED:

1.	Election of directors:
	01 - Kelly H. Barrett	02 - Glenn G. Cohen	03 - Jeffrey J. Donnelly	04 - Deneen L. Donnley
	05 - Mary M. Hager	06 - Barbara B. Lang	07 - Stephen E. Lewis	08 - C. Brent Smith
09 - Dale H. Taysom

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 2 THROUGH 4:

2.	Ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for fiscal year 2026.

3.	Approve, on an advisory basis, the compensation of our named executive officers.

4.	Approve our Third Amended and Restated Omnibus Incentive Plan.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

ORDER MATERIALS

Please make your materials request by using one of the methods listed below. You will need the number located in the box on the reverse side.

REQUEST VIA:

Internet	Visit envisionreports.com/PDM

Phone	Call 1-866-641-4276

Email	Send an email to investorvote@computershare.com and include:

•	“Proxy Materials Piedmont Realty Trust, Inc.” in the subject line

•	Your full name and address

•	The number located in the box on the reverse side

•	Statement that you want a paper copy of the meeting materials

PLEASE REVIEW THE MEETING MATERIALS We encourage you to read the meeting documents found at envisionreports.com/PDM.